UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2012

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Madison Street, Suite 1700, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 658-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Value Creation Plan (“VCP”). On February 21, 2012, Strategic Hotels & Resorts, Inc. (the “Company”) adopted an amendment to its VCP (the “VCP Amendment”). The VCP Amendment provides that notwithstanding the total shares of the Company’s common stock (the “Common Stock”) outstanding at the time, no more than 174,828,353 shares of Common Stock will be included in the calculation of the Company’s market capitalization for purposes of determining distributions under the VCP. The VCP Amendment is subject to the consent of participants in the VCP and such consent is included as part of, and is a requirement for receipt of, the performance share awards described below.

Second Amended and Restated 2004 Incentive Plan (“Incentive Plan”). On February 21, 2012, the Company adopted an amendment to its Incentive Plan (the “Incentive Plan Amendment”). The Incentive Plan previously provided that awards under the Incentive Plan would be granted subject to acceleration of vesting upon a change of control. The Incentive Plan Amendment provides that awards under the Incentive Plan may be granted without acceleration of vesting upon a change of control.

2012 Equity Awards. On February 21, 2012, the Company granted equity awards under the Incentive Plan in the form of performance share awards and time-vested restricted stock units (“RSUs”).

Performance share awards. Performance share awards granted provide the recipient the opportunity to earn shares of Common Stock based on the total shareholder return (share price appreciation plus the reinvestment of dividends) (“TSR”) of the shares of Common Stock over the period from January 2, 2012 through December 31, 2014 or through the date of a change of control, if earlier. The Company’s TSR over the performance period is ranked relative to the TSR of the companies that comprise the SNL Lodging Index (75% weighting) and the MSCI US REIT Index (25% weighting). The TSR of such companies will be calculated by determining the starting and ending share price based on a 60-trading day average price (except in the case of a change of control of the Company when the change of control price for the Company would be used). Performance share awards provide the recipient the opportunity to earn from 50% to 150% of the target performance share number applicable to the respective index companies based on the Company’s relative TSR. Additionally, there is an ability to earn up to an additional 10% of the target performance share number applicable to the respective index if the Company is at or above the 85th percentile relative to the companies in the respective index. Certain minimum stock price and total shareholder return requirements are set forth in the performance share awards. Executives were also given the opportunity to defer the receipt of shares of Common Stock earned under the performance share award.

Restricted stock unit awards. RSUs granted vest ratably in annual one-third increments on January 1 of each of 2013, 2014 and 2015, with vesting acceleration upon certain events. The RSUs are convertible after vesting on a one-for-one basis to shares of Common Stock.

The number of target performance share awards and RSUs granted to our named executive officers are set forth below:

Name and Title	Target Performance Shares	RSUs
Laurence S. Geller, President and Chief Executive Officer	210,396	125,000
Diane M. Morefield, Executive Vice President, Chief Financial Officer	66,429	32,719
Richard J. Moreau, Executive Vice President, Chief Operating Officer	66,429	32,719
Paula C. Maggio, Senior Vice President, Secretary & General Counsel	55,561	27,366
Stephen M. Briggs, Senior Vice President, Chief Accounting Officer	28,019	13,800

2011 Cash Bonuses. On February 21, 2012, the Company also approved annual cash bonuses to its named executive officers for calendar year 2011 as set forth below:

Name and Title	Cash Bonus
Laurence S. Geller, President and Chief Executive Officer	$1,545,000
Diane M. Morefield, Executive Vice President, Chief Financial Officer	$478,738
Richard J. Moreau, Executive Vice President, Chief Operating Officer	$478,738
Paula C. Maggio, Senior Vice President, Secretary & General Counsel	$356,000
Stephen M. Briggs, Senior Vice President, Chief Accounting Officer	$210,429

2012 Base Salary Adjustments. On February 21, 2012, certain of our named executive officers received base salary adjustments of 3%, retroactive to January 1, 2012, as set forth below:

Name and Title	2012 Base Salary
Laurence S. Geller, President and Chief Executive Officer	$795,675
Diane M. Morefield, Executive Vice President, Chief Financial Officer	$392,533
Richard J. Moreau, Executive Vice President, Chief Operating Officer	$392,533
Stephen M. Briggs, Senior Vice President, Chief Accounting Officer	$240,824

The foregoing descriptions of the VCP Amendment (contained in the performance share award agreement), the Incentive Plan Amendment, the performance share awards and RSU awards are qualified in their entirety by reference to the full text of the relevant documents, copies of which are filed as exhibits hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to the Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan

10.2	Performance Share Award Agreement under Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan (including Amendment Two to Value Creation Plan and Unit Agreement Thereunder) for Laurence S. Geller

10.3	Form of Performance Share Award Agreement under Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan (including Amendment Two to Value Creation Plan and Unit Agreement Thereunder) for executives other than Laurence S. Geller

10.4	Stock Unit Award Agreement under Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan for Laurence S. Geller

10.5	Form of Stock Unit Award Agreement under Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan for executives other than Laurence S. Geller

10.6	Form of 2012 Performance Share Award Deferral Election

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2012

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
Name: Paula C. Maggio Title: Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 to the Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan

10.2	Performance Share Award Agreement under Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan (including Amendment Two to Value Creation Plan and Unit Agreement Thereunder) for Laurence S. Geller

10.3	Form of Performance Share Award Agreement under Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan (including Amendment Two to Value Creation Plan and Unit Agreement Thereunder) for executives other than Laurence S. Geller

10.4	Stock Unit Award Agreement under Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan for Laurence S. Geller

10.5	Form of Stock Unit Award Agreement under Strategic Hotels & Resorts, Inc. Second Amended and Restated 2004 Incentive Plan for executives other than Laurence S. Geller

10.6	Form of 2012 Performance Share Award Deferral Election